Registration No. 33-83798

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
Under
The Securities Act of 1933

Post-Effective Amendment No. 7

and/or

REGISTRATION STATEMENT
Under
The Investment Company Act of 1940

Post-Effective Amendment No. 7

Massachusetts Mutual Variable Annuity Separate Account 3
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111
(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen R. Bosworth
Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2001 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS
REQUIRED BY FORM N-4

N- 4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees & Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distributors

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	The Accumulation Phase; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	General Information

18	Distribution; Experts

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Contract Value Calculations

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity

Separate Account 3

LifeTrust Variable Annuity
This prospectus describes the LifeTrust individual flexible purchase payment variable annuity contract offered by Massachusetts Mutual Life Insurance Company. The contract provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include fourteen funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 3. In most states, we also offer a fixed account with a market value adjustment.

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Main Street® Small Cap Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the LifeTrust contract.

To learn more about the LifeTrust contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 30 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Mass Mutual Annuity Service Center at (800) 366-8226 or write to: Annuity Service Center Hub, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2001.

Table Of Contents
Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	15

Annuitant	10

Annuity Options	23

Annuity Payments	22

Annuity Service Center	1

Annuity Unit Value	23

Contract Year	25

Free Withdrawals	20

Income Phase	9

Maturity Date	22

Non-Qualified	26

Purchase Payment	11

Qualified	26

Separate Account	12

Tax Deferral	9

Index Of Special Terms
Highlights

This prospectus describes the general provisions of the LifeTrust contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s).

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw all of or any part of the contract value, if you elect to begin receiving annuity payments under the contract, and if we pay certain death benefits. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or you life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights
Table Of Fees And Expenses

Contract Owner Transaction Expenses

Transfer Fee:

During the Accumulation Phase:
None for the first 14 transfers in a contract year. We charge $20 for each transfer thereafter.

During the Income Phase:
We allow transfers only if a variable monthly income option is in effect. We limit transfers to once every three months. We do not charge for these transfers.

Sales Load on Purchases:
None

Contingent Deferred Sales Charge
(as a percentage of purchase payments when withdrawn)

Full years since payment	0	1	2	3	4	5	6	7 or more

Percentage	7%	6%	5%	4%	3%	2%	1%	0%

Annual Administrative Charge:
$30

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:
1.15%

Administrative Charge:
0.15%

Death Benefit Charge:
0.10%

Total Separate Account Annual Expenses:
1.40%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2000)

	Management Fees	Other Expenses After Expense Reimbursements	Total Operating Expenses After Expense Reimbursements

MML Blend Fund	0.37%	0.02%	0.39%*

MML Equity Fund	0.37%	0.03%	0.40%*

MML Managed Bond Fund	0.47%	0.02%	0.49%*

MML Money Market Fund	0.48%	0.03%	0.51%*

Oppenheimer Aggressive Growth Fund/VA	0.62%	0.02%	0.64%

Oppenheimer Bond Fund/VA	0.72%	0.04%	0.76%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	0.67%

Oppenheimer Global Securities Fund/VA	0.64%	0.04%	0.68%

Oppenheimer High Income Fund/VA	0.74%	0.05%	0.79%

Oppenheimer Main Street® Growth & Income Fund/VA	0.70%	0.03%	0.73%

Oppenheimer Main Street® Small Cap Fund/VA ***	0.75%	0.60%	1.35%**

Oppenheimer Money Fund/VA	0.45%	0.06%	0.51%

Oppenheimer Multiple Strategies Fund/VA	0.72%	0.04%	0.76%

Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	0.79%

*We have agreed to bear the expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 2002. We do not expect that we will be required to reimburse any expenses of these Funds due to these undertakings in 2001.
**The Manager voluntarily agreed to bear certain expenses of this Fund. Without the absorption of such expenses, this Fund’s other expenses and total fund expenses would have been 1.09% and 1.84%, respectively.
***Prior to May 1, 2001, this Fund was called the Oppenheimer Small Cap Growth Fund/VA.

Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the contracts. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund that earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply.

This first example assumes that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

MML Blend Division		$82	$103	$127	$217

MML Equity Division		82	104	128	218

MML Managed Bond Division		83	106	132	228

MML Money Market Division		83	107	133	230

Oppenheimer Aggressive Growth Division		84	111	140	243

Oppenheimer Bond Division		86	114	146	256

Oppenheimer Capital Appreciation Division		85	112	141	246

Oppenheimer Global Securities Division		85	112	142	247

Oppenheimer High Income Division		86	115	148	259

Oppenheimer Main Street® Growth & Income Division		85	114	145	252

Oppenheimer Main Street® Small Cap Division*		91	132	175	314

Oppenheimer Money Division		83	107	133	230

Oppenheimer Multiple Strategies Division		86	114	146	256

Oppenheimer Strategic Bond Division		86	115	148	259

(Notes to this Example follow in page 8)
Table Of Fees And Expenses

This second example assumes that you did not withdraw all of your contract value at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

MML Blend Division		$19	$58	$100	$217

MML Equity Division		19	59	101	218

MML Managed Bond Division		20	61	105	228

MML Money Market Division		20	62	106	230

Oppenheimer Aggressive Growth Division		21	66	113	243

Oppenheimer Bond Division		23	69	119	256

Oppenheimer Capital Appreciation Division		22	67	114	246

Oppenheimer Global Securities Division		22	67	115	247

Oppenheimer High Income Division		23	70	121	259

Oppenheimer Main Street® Growth & Income Division		22	69	118	252

Oppenheimer Main Street® Small Cap Division*		28	87	148	314

Oppenheimer Money Division		20	62	106	230

Oppenheimer Multiple Strategies Division		23	69	119	256

Oppenheimer Strategic Bond Division		23	70	121	259

*	Prior to May 1, 2001, this Division was called Oppenheimer Small Cap Growth Division.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual administrative charge as an annual charge of 0.06%. This charge is based on an anticipated average contract value of $49,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A—Condensed Financial Information.

Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (MassMutual), 1295 State Street, Springfield, Massachusetts, is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. MassMutual is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion as of December 31, 2000.

The LifeTrust Variable Annuity Contract
General Overview

LifeTrust is a contract between you, the owner and us, Massachusetts Mutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The LifeTrust contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payment(s) among various investment choices. Your choices include fourteen funds and, in most states, a fixed account with a market value adjustment feature. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the fixed account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership Of A Contract

Owner

The owner is named at time of application. The owner of a non-qualified contract can be an individual or a non-natural person. For contracts issued under section 403(b), section 408(b) or section 408(k) of the Code, the owner must be the annuitant. Under tax-qualified retirement plans, except Tax Sheltered Annuities and Individual Retirement Annuities, participants may not be contract owners. Therefore, participants have no contract owner rights.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. Subject to any requirements of the Code applicable to your contract, you may change the owner of the contract at any time prior to the maturity date by written request. Changing the owner may result in tax consequences.

Joint Owner

The contract can be owned by joint owners. If there are joint owners, we will require the signatures of both joint owners for all transactions.

Annuitant

The annuitant is the person on whose life we issue the contract. Generally, we will not issue a contract if the annuitant is age 85 1 /2 or older as of the date we proposed to issue the contract.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies. If an irrevocable beneficiary is named, this beneficiary must consent to the exercise of any contract rights.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

When the annuitant and owner are the same person and his/her spouse is the beneficiary of the contract, the beneficiary may continue the contract in his/her own name as annuitant and owner upon the death of the annuitant/owner.

Ownership Of A Contract

Purchasing A Contract

Purchase Payments

•	Minimum initial purchase payment – $2,000

•	Maximum total purchase payments – $1,000,000, without our prior approval.

You can make additional purchase payments of at least $100. In most states, you may allocate purchase payments to the fixed account. The minimum amount that you may allocate to the fixed account is $1,000.

You may make your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name & contract number to our lockbox:

MassMutual – Life Trust
P.O. Box 92608
Chicago, IL 60675-2608

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MassMutual Account # 323-0-65414
Ref: LifeTrust MMB Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation Of Purchase Payments

When you purchase your contract, you elect how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our lockbox or Annuity Service Center, we will apply your first purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing A Contract

Investment Choices

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 3 (separate account) to hold the assets that underlie the contracts. We established the separate account on January 14, 1994. We registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

We have divided the separate account into 14 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 14 funds that are listed below. We may add additional funds in the future.

MML Series Investment Fund (“MML Trust”)

MML Trust is a no-load, open-end investment company. MassMutual serves as the investment adviser to the MML Trust.

David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-advisor to the MML Equity Fund, the MML Blend Fund, the MML Money Market Fund, and the MML Managed Bond Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Managed Bond Fund.  The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund.  The MML Money Market Fund seeks to achieve high current income, the preservation capital, and liquidity by investing in short-term securities.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company. The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (OFI). OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, NY 10048-0203.

Investment Choices
Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA.  The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street Growth & Income Fund/VA®.  The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA.  The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Main Street® Small Cap Fund/VA*.  The Oppenheimer Main Street® Small Cap Fund/VA seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable growth prospects.

*	Prior to May 1, 2001, this Fund was called Oppenheimer Small Cap Growth Fund/VA.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds’ prospectuses carefully before investing.
Investment Choices

The Fixed Account With Market Value Adjustment

In most states, you may allocate purchase payments or transfer part of your contract value to our fixed account during the accumulation phase of your contract. The minimum purchase payment or transfer amount we permit to the fixed account is $1,000.

We divide the fixed account into segments. Each segment guarantees that we will credit your value in that segment with a specific rate of interest for a specific guaranteed period. As of May 1, 2001, we offer segments with guarantee periods of 1, 3, 5 and 7 years.

Amounts you allocate or transfer to a segment of the fixed account earn interest at the guaranteed rate applicable to the segment on the date we credit the amounts to the segment. The interest rate we credit remains constant during the guarantee period. You may allocate multiple amounts to a single segment or to multiple segments. We may change the segments we make available for allocations of purchase payments, transfers and renewals at any time.

You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee the interest rate for each segment will be at least 3% per year. We may also credit a higher rate of interest at our discretion.

Any part of your contract value that is removed from a fixed account segment may be subject to a market value adjustment. Any withdrawal from the fixed account may also be subject to a contingent deferred sales charge. We explain the market value adjustment later in this prospectus and in the attached prospectus for the fixed account. We also provide more information regarding the fixed account in the attached prospectus for the fixed account. Please review the prospectus for the fixed account before you allocate any value to the fixed account.

Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of the accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can make transfers by telephone or by other means we authorize. Transfers by telephone are automatically available to contract owners, unless we receive specific instructions that you do not want this service. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by trustees.

Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

We reserve the right to limit the number and frequency of transfers you may make during a contract year.

Transfers During the Accumulation Phase

Prior to 30 days before your contract enters the income phase, you can transfer all or part of your contract value among the funds and, if available, the fixed account. You may not make transfers within the 30-day period before the maturity date. Transfers out of the fixed account may be subject to a market value adjustment.

If you make more than 4 transfers in a contract year, we reserve the right to charge a $20 transfer fee. Currently, we do not impose a fee as long as you do not make more than 14 transfers a contract year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 14 free transfers every contract year.
Contract Value

The following rules apply to transfers during the accumulation phase:

(1)	The minimum amount you may transfer is the lesser of:

•	$500, or

•	your total contract value in a fund or fixed account segment.

(2)	The minimum amount you may transfer to a fixed account segment is $1,000. We will not process a transfer to a fixed account segment if the segment you elected is not available.

(3)
Any amount you transfer from the fixed account is subject to a market value adjustment, unless the transfer is made within 30 days of the end for the guarantee period for the segment. We will apply the market value adjustment as of the date of the transfer.

(4)
We deduct any transfer fee from the fund or fixed account segment from which you request the transfer. If the balance remaining in the fund or fixed account segment is not sufficient to cover the fee, we will deduct the fee from the amount you are transferring.

(5)
You must clearly indicate the amount you wish to transfer from a fund or fixed account segment. Also, you must clearly indicate the funds or fixed account segment to which the transfer will be made. Unless you specify otherwise, we will transfer amounts from a fixed account segment on a first-in, first-out basis. If you request a transfer during the income phase, you must clearly indicate the percentage you wish to transfer among the funds.

Transfers During the Income Phase

During the income phase of the contract, we limit transfers among the funds to once every three months if the annuitant is receiving variable monthly payments. We do not permit transfers if the annuitant is receiving fixed income payments. We do not assess a charge for making transfers during the income phase.

The minimum amount you may transfer is the lesser of:

•	$500, or

•	your total contract value in a fund.

Once annuity payments begin, we do not allow transfers between a fixed income and a variable monthly income option.

Automatic Transfers

We currently offer the following two automatic transfer programs:

•	Dollar Cost Averaging Program

•	Asset Reallocation Program

These programs are only available during the accumulation phase. You may participate in only one of the automatic transfer programs at a time. We currently do not charge you for participating in these programs, but we reserve the right to do so in the future. You may not allocate values in the fixed account to any automatic transfer program.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

The minimum amount you may transfer to any fund is $100. You must have a minimum balance of at least $6,000 in the originating fund in order to participate in the Dollar Cost Averaging Program. The transfers we make in your contract as part of the dollar cost averaging program do not count in the number of transfers we permit without a transfer fee.

The minimum duration of participation in any Dollar Cost Averaging program is currently 12 months or until there is no money left in the originating fund. Dollar Cost Averaging transfers can be made monthly, quarterly, semiannually or annually. We will make Dollar Cost Averaging transfers on the 15th of the month. You may change your transfer options at any time by written request or request over the telephone.

Contract Value

Your Dollar Cost Averaging program will terminate:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we make the last transfer you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Asset Reallocation Program

The asset reallocation program allows you to periodically adjust the percentage of contract value you allocated to selected funds. We will automatically transfer money between your selected funds to maintain your desired allocation. With the asset reallocation program, you can maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

You can choose to have the transfers occur quarterly, semi-annually, or annually. We require that you have a minimum contract value of $20,000 to elect this option. We will reallocate your contract value based on the allocation selection you have in effect for any new purchase payments.

Your Asset Reallocation program will terminate:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we make the last transfer you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase and if the annuitant is alive, you may make either partial or total withdrawals of your contract value. We require that you submit our fully completed surrender form to our Annuity Service Center in order for us to process your withdrawal request. If your withdrawal involves an exchange or transfer of assets to another financial institution, we will also require a letter of acceptance from the financial institution in order for us to process the withdrawal. Your withdrawal is effective on the business day we receive our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center. If we receive our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

If you make a partial withdrawal, you must tell us from which funds or fixed account segment you want the withdrawal taken. If you request a withdrawal from a fixed account segment, and do not specify otherwise, we will take the withdrawal on a first-in, first-out basis.

You must withdraw at least $100. If your request for a partial withdrawal will reduce your contract value to less than $1,000, we will treat the request as a full withdrawal of your contract value.

Any withdrawal from a fund is subject to a contingent deferred sales charge. We will pay any partial withdrawal in one sum. If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more payment options.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less an administrative charge;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply a market value adjustment to amounts you withdraw from the fixed account, unless you withdraw during the 30-days before the end of the guaranteed period.
Contract Value

Automatic Partial Withdrawals

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of at least $100. To initiate this program, your contract value must be at least $10,000. Currently, we do not charge you to participate in this program, but we reserve the right to charge a fee in the future. This program is only available during the accumulation phase.

You must elect this program in writing. Your automatic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your automatic withdrawal program for one month if your automatic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your written request. If you do not select a start date, we will automatically begin automatic withdrawals within 5 business days (10 business days for an EFT) after we receive your request. Your request must be in writing or over the telephone. If you are currently participating in an automatic withdrawal program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your automatic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we process the last withdrawal you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

If you participate in this program, you may be subject to contingent deferred sales charges and market value adjustments.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units.

The insurance charge has three parts:

•	the mortality and expense risk charge,

•	the administrative expense charge, and

•	the death benefit charge.

The total insurance charges currently are 1.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We have the right to increase these charges to a total of 1.50%.

Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•
the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current administrative expense charge and administrative charge will be insufficient to cover the actual cost of administering the contracts.

If the mortality and expense risk charge is not sufficient to cover the actual costs, we will bear the loss. However, we do expect to profit from this charge.

Administrative Expense Charge.  This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after expenses are deducted. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Death Benefit Charge.  This charge is equal, on an annual basis, to 0.10% of the daily value of the assets invested in each fund, after expenses are deducted. We assess this charge to reimburse us for the cost of providing the enhanced death benefit.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year. We also assess this charge on death, maturity, or full withdrawal.

The administrative charge is currently $30. We may increase this charge, but it will not exceed $50. We will not deduct this charge if the value of your contract is $50,000 or more, when we are to make the deduction.

We deduct this charge on a pro rata basis from each fund, then pro rata from the fixed account segments. Any deductions we make from the fixed account segments, will be on a first-in, first-out basis.

We have designed the administrative expense charge and the administrative charge so that we do not profit from these charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge when your contract enters the income phase or when we pay certain death benefits. We use this charge to cover certain expenses related to the sale of the contract.

The amount of the contingent deferred sales charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The contingent deferred sales charge is assessed as follows:

Full Years Since Payment	Percentage

0	7%

1	6%

2	5%

3	4%

4	3%

5	2%

6	1%

7 or more	0%

After your purchase payment has been in the contract for 7 years, there is no contingent deferred sales charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from purchase payments, then from earnings. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

We do not assess a contingent deferred sales charge against a death benefit payable upon the annuitant’s death if the annuitant was younger than age 75 1 /2 when we issued the contract. Also, we do not assess a contingent deferred sales charge on a full withdrawal or when the contract enters the income phase if you apply the entire contract value:

•	under a variable lifetime payment option or variable fixed-time payment option within the contract (with payments for 10 years or more); or

•
under a fixed or combination fixed and variable lifetime payment option, or fixed-time payment option within the contract (with payments for 10 years or more), and the annuitant is age 59 1 /2 or older.

We may also eliminate the contingent deferred sales charge when a company agent sells a contract to specific members of his or her family.

Free Withdrawals

Each contract year you may withdraw the following without incurring a contingent deferred sales charge:

•	All unredeemed purchase payments that have been in the contract for 7 full years; and

•	10% of purchase payments that are less than 7 years old.

Market Value Adjustment

We will apply a market value adjustment (MVA) to the following amounts withdrawn from a fixed account segment, unless those amounts are withdrawn within 30 days prior to the end of the fixed account segment’s guarantee period:

•	full or partial withdrawals;

•	transfers;

•	a death benefit based on a contract owner’s death; and

•	amounts applied to an annuity payment when your contract enters the income phase.

We apply the MVA to the amount withdrawn:

•	after the deduction of any applicable administrative charge, and

•	before the deduction of any applicable contingent deferred sales charge.

The MVA reflects the relationship between the current interest rate and the guaranteed interest rate. It also reflects the time remaining in the guarantee period. Generally, if the guaranteed interest rate is lower than the applicable current interest rate, the MVA will usually result in a lower payment on withdrawal. Similarly, if the guaranteed interest rate is higher than the applicable current interest rate, the MVA will result in a higher payment on withdrawal. Therefore, the MVA can be positive or negative.

Further information about the market value adjustment can be found in the attached prospectus for the fixed account and the Statement of Additional Information.

Expenses

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your contract for them. Currently, we deduct any applicable premium tax when you make a full withdrawal, when we pay a death benefit or when your contract enters the income phase. We reserve the right to deduct any premium tax when you make a purchase payment. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

If you make more than 4 transfers in a contract year during the accumulation phase, we reserve the right to charge a $20 fee. Currently, we do not impose a fee as long as you do not make more than 14 transfers in a contract year. Any transfer you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 14 free transfers every contract year.

If you request a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable monthly payments, you may transfer among the funds once every three months. We do not impose a fee on these transfers.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative services that we provide.
Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. If you do not wish a regular income, you may elect to receive your contract value, minus any charges, in one sum. If you do not choose a payment option within 30 days of the maturity date, we will assume that you selected a variable monthly annuity under a life income option with payments guaranteed for 10 years.

You can choose the month and year in which those payments begin. We call that date the maturity date.

You can defer the maturity date to any date we permit by giving us written notice. We must receive this notice at our Annuity Service Center at least 90 days before the maturity date currently in effect. Your maturity date may not be later than the contract anniversary nearest the annuitant’s 90th birthday, or earlier if required by state law.

You may also request an earlier maturity date by giving us written notice. We must receive this notice at our Annuity Service Center at least 30 days before the earlier maturity date desired.

At the maturity date, you have the same fund choices that you had during the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date.

We make annuity payments based on the age and sex of the annuitant under all options except the fixed-time payment option. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the maturity date, or if the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Fixed Income Payments

If you elect a fixed income option, the payment amount will not vary. The payment amount will depend upon the following 7 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the administrative charge;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the application of a market value adjustment, if applicable.

Variable Income Payments

If you elect a variable monthly income option, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 8 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the administrative charge;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

The Income Phase

•	the assumed investment rate (AIR) of 4%; and

•	the application of a market value adjustment, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

If you elect a variable monthly income option, we will credit any portion of your contract value in the fixed account to the MML Money Market Fund unless you instruct us otherwise. You may transfer among the funds no more frequently than once every 3 months.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable monthly income payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals, except as explained under the fixed time payment option.

Level Income Payment Option.  We will make level monthly payments. The amount of each payment may not be less than $10 for each $1,000 applied. Each month we will credit interest on the unpaid balance. We will determine the interest rate but it will not be less than 2 1 /2% per year. Payments will continue until the amount we hold runs out. This option is not available as a variable monthly income option.

Fixed Time Payment Option.  We will make fixed and/or variable monthly income payments for any period selected, up to 30 years. You may elect to withdraw the full amount, subject to any applicable contingent deferred sales charge, of the present value of the remaining unpaid variable monthly income payments. We will calculate the present value of variable payments using an assumed investment rate of 4% per year unless state law requires a lower rate.

Lifetime Payment Option.  We make fixed and/or variable monthly income payments based on the life of the annuitant. If you elect this option, we will make income payments:

•	without any guaranteed number of payments;

•	with payments guaranteed for 5, 10 or 20 years; or

•	with payments guaranteed for the amount applied (fixed payments only).

Joint and Survivor Life Payment Option.  We make fixed and/or variable monthly payments during the lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will stop payments once both annuitants have died. If you elect this option, we will make income payments either:

•	without any guaranteed number of payments; or

•	with payments guaranteed for 10 years.

Joint-and Survivor Life Payment Option (Two-Thirds to the Survivor).  We make fixed and/or variable monthly income payments during the lifetime of 2 annuitants. When one dies, we will make reduced payments during the lifetime of the survivor. The reduced payments will be two-thirds of what they would have been if both annuitants were alive. We will stop payments once both annuitants have died.

Interest Payment Option.  We will hold any amount applied under this option. We will pay interest on the unpaid balance each month at a rate we determine. The rate will not be less than 2 1 /2% per year. This option is not available as a variable monthly income option.
The Income Phase

Limitation on Payment Options.    If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Payments After Death of an Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant(s) die before we have completed the guaranteed number of payments, we will continue making the guaranteed payments to the designated beneficiary.

The Income Phase

Death Benefit
We pay a death benefit when either the annuitant or the contract owner dies. If the contract is owned by joint owners, we make the payment upon the first death of the two owners. If the owner and the annuitant are the same, we pay the annuitant death benefit.

Contract Owner Death Benefit

If a contract owner, who is not the annuitant, dies while the contract is in the accumulation phase, we pay the cash redemption value of the contract to the beneficiary. The cash redemption value is the contract value, minus any applicable:

•	administrative charge,

•	contingent deferred sales charge,

•	premium tax, and

•	market value adjustment.

Annuitant Death Benefit

If the annuitant dies while the contract is in the accumulation phase, the beneficiary will receive the greater of:

•	the contract value, less any applicable administrative charge, and any contingent deferred sales charge if the annuitant’s age at the time we issued the contract was over 75 1 /2, or

•
all purchase payments, less any withdrawals, accumulated at 5% until the annuitant’s 75th birthday, and 0% thereafter. This amount cannot exceed two times the total of all purchase payments, less withdrawals.

In certain states, this death benefit is not available if the annuitant’s age when we issued the contract was 75 1 /2 or younger. In these instances, the death benefit during the first 3 contract years is the greater of:

•	the contract value, less any applicable administrative charge, or

•	all purchase payments, less any withdrawals.

During any subsequent 3 contract year period, the death benefit will be the greater of:

•	the death benefit on the last day of the previous 3 contract year period, plus any purchase payments made, less withdrawals since then, or

•	the contract value, less any applicable administrative charge.

For Example:  Your first contract year is the 12-month period starting on the date we issued your contract. If you are in your 5th contract year, the last day of the previous 3 contract year period is the last day of your 3rd contract year.

We will reduce any death benefit amount by any applicable premium tax. We determine the death benefit amount as of the business day we receive due proof of death and all other required forms at our Annuity Service Center. The death benefit may be paid in a lump-sum payment, or with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the death benefit within 7 days of our receipt of proof of death and all other requirements at our Annuity Service Center. If the beneficiary does not elect a payment option, we will pay the death benefit in one sum.
Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible IRAs and pension and profit-sharing plans, which include 401(k) plans, H.R. 10 Plans, TSAs, etc.

Withdrawals – Non-Qualified Contracts

If you make a withdrawal from your contract, the Code generally treats that withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1 /2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made prior to August 14, 1982.

Taxes

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than ten years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1 /2;

•	leaves his/her job;

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any contract value as of December 31, 1988, is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.
Taxes

Other Information
Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns.  We will show standardized average annual total returns for separate account divisions that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the administrative charge and all other separate account and contact level charges, except premium taxes, if any.

If a division has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns.  We will also show total returns based on historical performance of the divisions and underlying funds. We may assume the contacts were in existence prior to their inception date, November 14, 1994, which they were not. Total return percentages included all fund level and separate account level charges. They do not include a contingent deferred sales charge, administrative charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield.  We may also show yield and effective yield for the MML Money Market Fund and Oppenheimer Money Fund/VA over a seven-day period, which we will then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore the effective yield is slightly higher than the yield because of the compounding effect.

Related Performance.  Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Service, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts.

MML Distributors and MMLISI are wholly-owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. We pay commissions based on a percentage of purchase payments or a combination percentage of purchase payments and contract value. Currently, we pay an amount up to 6.25% of purchase payments. We may pay a commission of up to .25% of contract values each contract year.

From time to time, MML Distributors may enter into special arrangements with broker-dealers and we may enter into special arrangements with certain registered representatives of MMLISI that may result in higher commission payments to these broker-dealers and registered representatives for the sale of the contracts.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed the application and returned it to us. Please contact your representative for more information.

Assignment

Before we issue a contract, we will endorse the contract to prevent you from assigning the contract as collateral.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected.

•	Add separate account divisions.

•	Eliminate the availability of a separate account division to receive future purchase payments.

•
Split or consolidate, in our sole discretion, the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

•	Change the name of the separate account.

•	Terminate the contract if:

(a)	We have not received a purchase payment for the last 2 consecutive years from the date we received your last purchase payment, and

(b)	Each of the following amounts is less than $2,000 on the date we send you notice of our election to terminate your contract:

(1)	your contract value minus any amount we would deduct for premium taxes on withdrawal;

(2)	the cash redemption value of your contract; and

(3)	the sum of all purchase payments made into your contract less any partial withdrawals.

If we exercise any of these rights, we will obtain prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings;
Other information

•	or trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the fixed account for the period permitted by law but not for more than six months. If we delay payment for 30 days or more, we will add interest at an annual rate that will not be less than 3%.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For you convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Assignment of Contract

3.	Restrictions on Redemptions

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Contract Value Calculations

7.	Performance Measures

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

To:	Massachusetts Mutual Life Insurance Company
Annuity Service Center Hub
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s LifeTrust.

Name

Address

City

State
Zip

Telephone

Appendix A

Condensed Financial Information

The following schedule includes accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Unit Values

	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Dec. 31, 1995	*Dec. 31, 1994

MML Equity Division	$2.14	$2.11	$2.22	$1.94	$1.53	$1.29	$1.00

MML Money Market Division	$1.26	$1.21	$1.17	$1.12	$1.08	$1.05	$1.00

MML Managed Bond Division	$1.48	$1.35	$1.40	$1.31	$1.21	$1.18	$1.01

MML Blend Division	$1.75	$1.78	$1.83	$1.63	$1.37	$1.22	$1.00

Oppenheimer Money Division	$1.27	$1.21	$1.17	$1.13	$1.09	$1.05	$1.00

Oppenheimer High Income Division	$1.40	$1.48	$1.44	$1.45	$1.31	$1.15	$ .97

Oppenheimer Bond Division	$1.37	$1.31	$1.34	$1.28	$1.18	$1.15	$ .99

Oppenheimer Aggressive Growth Division	$3.00	$3.43	$1.89	$1.71	$1.55	$1.31	$1.00

Oppenheimer Multiple Strategies Division	$1.89	$1.80	$1.64	$1.55	$1.34	$1.18	$ .99

Oppenheimer Capital Appreciation Division	$3.44	$3.50	$2.50	$2.05	$1.64	$1.32	$ .98

Oppenheimer Global Securities Division	$2.43	$2.34	$1.50	$1.33	$1.10	$ .95	$ .94

Oppenheimer Strategic Bond Division	$1.38	$1.36	$1.34	$1.32	$1.24	$1.12	$ .98

Oppenheimer Main Street® Growth & Income Division**	$2.37	$2.64	$2.20	$2.13	$1.63	$1.24	N/A

Oppenheimer Main Street® Small Cap Division***	$1.11	$1.37	$ .95	N/A	N/A	N/A	N/A

*	Public offering of the contract commenced on November 14, 1994. All accumulation unit values were $1.00 on November 14, 1994.
**	Public offering commenced July 3, 1995.
***	Public offering commenced May 1, 1998. Prior to May 1, 2001, this Division was called Oppenheimer Small Cap Growth Division.
Appendix A

Number of Accumulation Units Outstanding

	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Dec. 31, 1995	*Dec. 31, 1994

MML Equity Division	10,413,661	11,806,676	11,215,428	7,164,089	2,495,560	524,624	5,129

MML Money Market Division	6,515,087	9,271,639	9,429,427	7,167,967	3,836,345	1,694,677	5,124

MML Managed Bond Division	2,475,030	3,078,161	2,842,191	1,837,632	1,246,028	495,106	5,124

MML Blend Division	7,460,964	8,535,948	8,074,103	5,428,920	1,947,038	524,702	5,127

Oppenheimer Money Division	5,469,287	7,369,347	7,610,276	8,479,773	3,752,549	2,455,934	5,098

Oppenheimer High Income Division	14,148,192	6,280,882	19,496,529	14,390,554	7,373,483	2,120,456	5,099

Oppenheimer Bond Division	4,482,676	17,854,740	9,276,132	3,424,936	2,024,349	648,667	5,097

Oppenheimer Aggressive Growth Division	23,728,049	25,065,337	24,479,095	19,745,340	9,689,946	1,975,551	5,101

Oppenheimer Multiple Strategies Division	13,923,999	15,723,676	16,564,401	3,996,660	8,309,575	3,911,239	5,100

Oppenheimer Capital Appreciation Division	33,788,275	36,657,753	34,651,166	25,357,255	12,630,598	2,770,419	5,505

Oppenheimer Global Securities Division	27,974,546	29,057,845	27,725,843	22,781,959	10,658,741	2,634,152	5,502

Oppenheimer Strategic Bond Division	22,295,272	27,962,742	36,661,314	29,035,781	15,659,377	4,395,241	5,000

Oppenheimer Main Street® Growth & Income Division**	35,709,356	38,877,477	38,049,984	27,979,778	14,516,671	1,681,775	N/A

Oppenheimer Main Street® Small Cap Division***	3,889,523	1,227,638	485,793	N/A	N/A	N/A	N/A

*	Public offering of the contract commenced on November 14, 1994.
**	Public offering commenced July 3, 1995.
***	Public offering commenced May 1, 1998. Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.
A-2
Appendix A

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

LIFETRUST VARIABLE ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Account 3 dated May 1, 2001 (the “Prospectus”). The Prospectus may be obtained by written or oral (1-800-366-8226) request from our Annuity Service Center, Hub, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

May 1, 2001

GENERAL INFORMATION

MassMutual

        Massachusetts Mutual Life Insurance Company (“MassMutual”) is a mutual life insurance company chartered in 1851 under the laws of the Commonwealth of Massachusetts. MassMutual is licensed to transact a life, accident and health insurance business in all fifty states the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $73 billion, and estimated total assets under management of $213.1 billion as of December 31, 2000. MassMutual’s Home Office is located in Springfield, Massachusetts.

The Separate Account

        Massachusetts Mutual Variable Annuity Separate Account 3 (the “Separate Account”) was established as a separate investment account of MassMutual on January 14, 1994, in accordance with the provisions of Section 132G of Chapter 175 of Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

        Although the assets of the Separate Account are assets of MassMutual, assets of the Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the LifeTrust Variable Annuity Contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

        MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives at its Annuity Service Center a true copy thereof. MassMutual assumes no responsibility for the validity of any assignment.

        While the contracts are generally assignable, all non-tax qualified contracts must carry a non-transferability endorsement which precludes their assignment. For qualified contracts, the following exceptions and provisions should be noted:

        (1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

        (2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant or owner prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he or she is entitled, the death benefit available under the contract. Please consult the Death Benefit section of the prospectus for more information;

        (3)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable; and

        (4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

RESTRICTIONS ON REDEMPTION

        Redemptions of TSAs may be restricted as required by Section 403(b) (11) of the Internal Revenue Code (see, “Withdrawals-Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

DISTRIBUTION

        MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, is the principal underwriter for the contract pursuant to an Underwriting and Servicing Agreement among MassMutual, MML Distributors and the Separate Account. MML Investors Services, Inc. (“MMLISI”), also a wholly-owned subsidiary of MassMutual, serves as co-underwriter for the Contract.

        MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). The Contract is sold through agents who are licensed by state insurance department officials to sell the Contract. These agents are also registered representatives of selling brokers or MMLISI. The Contract will be offered on a continuous basis in certain states where MassMutual has the authority to write variable annuity business and the Contract has been approved.

        Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for each Separate Account. Compensation paid to MMLISI in 2000 and 1999 was $17,225 and $17,225 respectively. Compensation paid to MML Distributors in 2000 and 1999 was $46,525 and $46,525 respectively. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 2000, 1999 and 1998, such payments amounted to $1,123,625, $2,558,071 and $7,932,641 respectively.

        The offering of the Contracts is continuous.

PURCHASE OF SECURITIES BEING OFFERED

        Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see Contingent Deferred Sales Charges section of the prospectus.)

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO A
DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase Valuation Date, Valuation Time and Valuation Period

        Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in the Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

        The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division of a Separate Account

        You may allocate purchase payments among the Divisions of the Separate Account and to the fixed account, where available. At the end of each Valuation Period, MassMutual will apply your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the corresponding Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

        The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date a purchase payment is received in good order in the mail or by wire transfer at the Annuity Service Center. If the date of receipt is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined within two days of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied within five business days after receipt (due to incomplete or ambiguous application information, for example) the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser. For subsequent purchase payments, the Valuation Date will be the date which is on or next follows the date of receipt.

        Amounts allocated to a fixed account will earn interest at a guaranteed rate for the guarantee period. If, however, a contract owner redeems amounts held in the fixed account, or transfers such sums before the expiration of the selected fixed account segment, such sums will be subject to a market value adjustment (“MVA”). The application of the MVA may operate to provide a yield which is less than the return generated pursuant to the guarantee rate. If an applicable fixed account segment is not available, then the formula used to calculate the guaranteed rate available as of the effective date of the application of the MVA (referred to as “j” in the formula described in the fixed account prospectus) will be determined by interpolation or extrapolation of the guaranteed rates for the fixed account segments then available. (Please consult the fixed account prospectus for more information).

Net Investment Factor

        The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.000000.

Gross Investment Rate

        The gross investment rate for each Division of the Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of the Division is equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

        The policy of the Separate Account is to take dividends and capital gain distributions on shares of the Funds held by the Separate Account in additional shares and not in cash.

        See the General Formulas section for the general formulas which may be used to compute the value of an Accumulation Unit for any Division of the Separate Account, and for an explanation of how a hypothetical illustration using such formulas may be developed.

The Income Phase

        When your contract approaches its maturity date, you may choose to have the maturity value of the contract provide you at maturity with either fixed income payments (referred to as the “Fixed Income Option” in your contract), variable monthly income payments (referred to as the “Variable Monthly Income Option” in your contract), or a combination of the two. You also may elect to receive the maturity value in one lump sum. Fixed or variable monthly income payments may be received under several different payment options. If you have made no election within 30 days prior to the maturity date, the contract will provide you with the automatic payment of a variable monthly income under a life income option with payments guaranteed for 10 years.

Fixed Income

        If you select a fixed income, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of the Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to your contract.

Variable Monthly Income

        If you select a variable monthly income, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a contract owner makes transfers to another Division or a joint and survivor payment option with reduced survivor income (as described in the prospectus). Variable monthly income payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

        The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract for each Division of the Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly income payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly income payment attributable to each Division. Finally, the amount of the first variable monthly income payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

        The dollar amount of each variable monthly income payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

        The purchase rate for each Division is the amount of variable monthly annuity payment purchased by each $1,000 applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly income payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option elected. Such rate takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

        The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly income payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly income payment is determined and the date the next variable monthly income payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

        The Annuity Unit Value for a Division depends on the assumed investment rate and on the Net Investment Factor for that Division. On the inception date of the contract, the initial Annuity Unit Value for each Division was set at $1.000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and
Annuity Unit Value for any Division of the Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period
Net Investment Factor	=	Gross Investment Rate + 1.000000 – Asset Charge
Accumulation Unit Value	=	Accumulation Unit Value on Preceding Valuation Date X Net Investment Factor
Annuity Unit Value	=	Annuity Unit Value on Preceding Valuation Date X Net Investment Factor
1.000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation and Annuity Unit Value Using Hypothetical Example

        The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .000038 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.135000 and $1.067000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

        The gross investment rate for the Valuation Period would be .000392 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.000354 (.000392 plus 1.000000 minus .000038). The new Accumulation Unit Value would be $1.1354 ($1.135000 x 1.000354). At an effective annual rate of 4%, the rate of interest for one day is .000107, and the new Annuity Unit Value would be $1.0673 ($1.067000 x 1.000354 divided by 1.000107).

General Formulas to Determine Variable Monthly
Income Payments and Number of Annuity Units
for any Division of the Separate Account

First Variable Monthly Annuity Payment	=	Accumulation Units Applied X Accumulation Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment X Purchase Rate
Number of Annuity Units	=	First Variable Monthly Annuity Payment
Annuity Unit Value on Payment Calculation Date for First Variable Monthly Income Payment
Amount of Subsequent Variable Monthly Annuity Payments	=	Number of Annuity Units X Annuity Unit Value on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Income Payments for a Contract Using Hypothetical Example

        The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of the Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first Variable Monthly Income payment was $1.350000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly income was $1.200000 and for the second variable monthly income payment was $1.20050.

        The first variable monthly income payment would be $266.96 (35,000 X 1.350000 X .005650). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.200000). The amount of the second variable monthly income payment would be $267.07 (222.467 X $1.200500). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly income payment would be equal to the sum thereof.

PERFORMANCE MEASURES

        MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

        MassMutual will show standardized average annual total returns for each Separate Account Division that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual administrative charge, and all other fund, separate account and contract level charges, except premium taxes, if any. The annual administrative charge will be apportioned among the Divisions of the separate Account based upon the percentage of in-force contracts investing in each of the Divisions.

        If a Separate Account Division has been in existence for less than one year, MassMutual will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

        The following tables show the standardized average annual total return for the Divisions for the period ended December 31, 2000.

	1 Year	5 Year	Since Inception
MML Blend Division	(6.89)%	7.23%	6.51%
MML Equity Division	(4.16)	10.27	9.15
MML Managed Bond Division	4.22	4.23	3.95
MML Money Market Division	(0.86)	3.44	3.00
Oppenheimer Aggressive Growth Division	(18.30)	17.56	19.28
Oppenheimer Bond Division	(0.82)	3.21	5.05
Oppenheimer Capital Appreciation Division	(7.57)	20.47	21.91
Oppenheimer Global Securities Division	(2.15)	20.21	15.12
Oppenheimer High Income Division	(10.67)	3.50	5.39
Oppenheimer Main Street® Growth & Income Division	(15.97)	13.19	16.56
Oppenheimer Money Division	(0.74)	3.57	3.12
Oppenheimer Multiple Strategies Division	(0.63)	9.50	10.71
Oppenheimer Small Cap Growth Division*	(24.89)	—	2.26
Oppenheimer Strategic Bond Division	(4.39)	3.81	5.08

( )	Equals negative return.
*	Effective May 1, 2001, this Division will be called Oppenheimer Main Street® Small Cap Division.

Non-Standard Total Returns

        MassMutual will also show total returns based on historical performance of the Divisions and underlying funds. MassMutual may assume the contracts were in existence prior to their inception date (November 14, 1994), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual administrative charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

        Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (November 14, 1994) which they were not. Beginning on the contract inception date (November 14, 1994), actual accumulation unit values are used to calculate the returns. Beginning on July 3, 1995, for Oppenheimer Main Street® Growth & Income Fund/VA, and May 1, 1998, for Oppenheimer Main Street® Small Cap Fund/VA, actual accumulation unit values are used to calculate the returns.

Average Annual Total Returns
For Periods Ending December 31, 2000

	1 Year	3 Years	5 Years	10 Years	Since Inception
MML Blend	(1.36)%	2.47%	7.60%	9.72%	—
MML Equity	1.43	3.31	10.66	12.37	—
MML Managed Bond	9.65	4.22	4.56	6.46	—
Opp Aggressive Growth	(12.47)	20.66	18.06	19.54	15.12%
Opp Bond	4.63	2.29	3.58	6.09	—
Opp Capital Appreciation	(1.61)	18.91	21.02	17.81	—
Opp Global Securities	3.64	22.16	20.67	14.17	13.98
Opp High Income	(5.07)	(1.15)	3.98	10.18	8.98
Opp Main Street® Growth & Income	(10.04)	3.70	13.77	—	16.99
Opp Multiple Strategies	4.97	6.77	9.91	10.21	9.73
Opp Small Cap Growth*	(19.47)	—	—	—	3.88
Opp Strategic Bond	1.21	1.36	4.30	—	4.25

( )	Equals negative return.
*	Effective May 1, 2001, this Fund will be called Oppenheimer Main Street® Small Cap Fund/VA.

        Performance information for the Separate Account Divisions may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

        MassMutual may also show yield and effective yield for the MML Money Market Division and the Oppenheimer Money Division over a seven-day period, which MassMutual then “annualizes”. This means that when MassMutual calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MassMutual shows this as a percentage of the investment. MassMutual calculates the “effective yield” similarly but when MassMutual annualizes the amount, it assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

        These figures will reflect a deduction for Fund, Separate Account, and certain contract level charges and the annual administrative charge assuming such contract remains in force. The administrative charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields.

        The 7-day yield and effective yield for the MML Money Market Division and the Oppenheimer Money Division for the period ended December 31, 2000 are as follows:

	MML Money Market Division	Oppenheimer Money Division
Before annual administrative charge deduction
Yield	6.45%	3.91%
Effective Yield	6.66	3.98
After annual administrative charge deduction of 0.07%
Yield	6.40%	3.86%
Effective Yield	6.61	3.93

LIFETRUST HYPOTHETICAL PROJECTIONS

MML BLEND

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$12,198	21.98%
12/31/92		$13,124	7.60%
12/31/93		$14,167	7.94%
12/31/94		$14,286	0.84%
12/31/95		$17,344	21.41%
12/31/96		$19,464	12.22%
12/31/97		$23,187	19.13%
12/31/98		$25,940	11.87%
12/31/99		$25,232	(2.73)%
12/31/00		$24,859	(1.36)%

MML EQUITY

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$12,352	23.51%
12/31/92		$13,426	8.69%
12/31/93		$14,469	7.77%
12/31/94		$14,824	2.45%
12/31/95		$19,149	29.17%
12/31/96		$22,684	18.46%
12/31/97		$28,752	26.75%
12/31/98		$32,923	14.50%
12/31/99		$31,195	(5.25)%
12/31/00		$31,613	1.43%

MML Managed Bond

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$11,474	14.76%
12/31/92		$12,111	5.57%
12/31/93		$13,323	10.02%
12/31/94		$12,614	(5.31)%
12/31/95		$14,794	17.30%
12/31/96		$15,035	1.64%
12/31/97		$16,272	8.24%
12/31/98		$17,324	6.48%
12/31/99		$16,740	(3.36)%
12/31/00		$18,326	9.65%

Oppenheimer Aggressive Growth

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91	0	$15,227	52.20%
12/31/92	0	$17,301	13.58%
12/31/93	0	$21,692	25.34%
12/31/94	0	$19,737	(9.04)%
12/31/95	0	$25,776	30.56%
12/31/96	0	$30,531	18.42%
12/31/97	0	$33,596	10.02%
12/31/98	0	$37,210	10.74%
12/31/99	0	$67,372	81.06%
12/31/00	0	$58,973	(12.47)%

Oppenheimer Bond

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$11,569	15.71%
12/31/92		$12,120	4.78%
12/31/93		$13,480	11.24%
12/31/94		$13,005	(3.51)%
12/31/95		$14,979	15.19%
12/31/96		$15,451	3.17%
12/31/97		$16,623	7.59%
12/31/98		$17,479	5.16%
12/31/99		$16,944	(3.05)%
12/31/00		$17,699	4.63%

Oppenheimer Capital Appreciation

$10,000 purchase payment made December 31, 1990

Date	Payments	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$12,350	23.46%
12/31/92		$13,917	12.67%
12/31/93		$14,689	5.52%
12/31/94		$14,595	(0.66)%
12/31/95		$19,648	34.60%
12/31/96		$24,237	23.34%
12/31/97		$30,264	24.85%
12/31/98		$36,992	22.22%
12/31/99		$51,674	39.60%
12/31/00		$50,841	(1.61)%

Oppenheimer Global Securities

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$10,165	1.64%
12/31/92		$ 9,281	(8.70)%
12/31/93		$15,558	67.59%
12/31/94		$14,434	(7.22)%
12/31/95		$14,524	0.62%
12/31/96		$16,809	15.73%
12/31/97		$20,317	20.87%
12/31/98		$22,838	12.40%
12/31/99		$35,663	56.13%
12/31/00		$36,930	3.64%

Oppenheimer High Income

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$13,175	31.76%
12/31/92		$15,290	16.06%
12/31/93		$19,019	24.39%
12/31/94		$18,128	(4.68)%
12/31/95		$21,495	18.58%
12/31/96		$24,407	13.55%
12/31/97		$26,988	10.58%
12/31/98		$26,668	(1.18)%
12/31/99		$27,395	2.73%
12/31/00		$25,976	(5.07)%

Oppenheimer Main Street® Growth & Income

$10,000 purchase payment made July 3, 1995

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
7/31/95	$10,000	$10,000
12/31/95		$12,034	24.42%
12/31/96		$15,697	30.45%
12/31/97		$20,490	30.53%
12/31/98		$21,133	3.14%
12/31/99		$25,331	19.87%
12/31/00		$22,761	(10.04)%

Oppenheimer Multiple Strategies

$10,000 purchase payment made December 31, 1990

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
12/31/90	$10,000	$10,000
12/31/91		$11,554	15.53%
12/31/92		$12,389	7.21%
12/31/93		$14,135	14.09%
12/31/94		$13,637	(3.53)%
12/31/95		$16,296	19.48%
12/31/96		$18,534	13.73%
12/31/97		$21,404	15.48%
12/31/98		$22,486	5.05%
12/31/99		$24,759	10.11%
12/31/00		$25,959	4.97%

Oppenheimer Main Street® Small Cap

$10,000 purchase payment made May 1, 1998

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
5/1/98	$10,000	$10,000
12/31/98		$ 9,750	(4.89)%
12/31/99		$14,044	44.02%
12/31/00		$11,278	(19.47)%

Oppenheimer Strategic Bond

$10,000 purchase payment made May 3, 1993

Date	Payment	Accumulated Value	Non-Standard Calendar Year Total Return
5/31/93	$10,000	$10,000
12/31/93		$10,382	3.29%
12/31/94		$ 9,821	(5.40)%
12/31/95		$11,140	13.43%
12/31/96		$12,283	10.25%
12/31/97		$13,139	6.97%
12/31/98		$13,303	1.25%
12/31/99		$13,459	1.17%
12/31/00		$13,592	1.21%

        The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

FEDERAL TAX MATTERS

General

        Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

        MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

        MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

        Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a TSA made after December 31, 1999. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

        The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

        Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  Tax Sheltered Annuities

        Section 403(b) of the Code permits the purchase of “tax sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the contracts. The amount of contributions to the tax sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See “Tax Treatment of Withdrawals—Qualified Contracts” and “Tax Sheltered Annuities—Withdrawal Limitations” below.) Employee loans are not allowable under the contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer’s IRA contributions, including Roth IRA and non-Roth IRAs.

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

        Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    d.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

        In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code) and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Tax Sheltered Annuities—Withdrawal Limitations

        The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1 /2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the contract owner’s value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Contract owners should consult their own tax counsel or other tax adviser regarding any distributions.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,500 (in 2001). Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

        Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        The financial statements included in this Statement of Additional Information for the LifeTrust Segment of Massachusetts Mutual Variable Annuity Separate Account 3 and the 2000 and 1999 audited statutory financial statements of MassMutual also included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

        The 1998 audited statutory financial statements of MassMutual were audited by auditors other than Deloitte & Touche LLP.

Independent Auditors’ Report

The Board of Directors and Contract Owners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Annuity Separate Account 3 -  LifeTrust (“the Account”), as of December 31, 2000, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 and 1999 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Account at December 31, 2000, the results of their operations for the year then ended and their changes in net assets for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2001
Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

ASSETS

Investments
Number of shares (Note 2)	651,846	8,283,070	305,351	676,457	6,955,978	546,074	2,152,439

Identified cost (Note 3B)	$ 24,574,256	$ 8,283,070	$ 3,682,982	$ 16,280,989	$ 6,955,978	$ 6,522,432	$ 23,153,903

Value (Note 3A)	$ 22,359,316	$ 8,283,070	$ 3,721,057	$ 13,200,801	$ 6,955,978	$ 6,143,337	$ 19,953,111
Dividends receivable	-	42,041	-	-	7,066	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-

Other assets	-	-	-	-	-	-	-

Total assets	22,359,316	8,325,111	3,721,057	13,200,801	6,963,044	6,143,337	19,953,111

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	-	-	1,225	2,162	-	-	1,002

Payable to Massachusetts Mutual Life Insurance Company	81,402	114,544	13,407	46,196	26,036	22,117	74,472

NET ASSETS	$ 22,277,914	$ 8,210,567	$ 3,706,425	$ 13,152,443	$ 6,937,008	$ 6,121,220	$ 19,877,637

Net Assets:

Accumulation units - value	$ 22,277,914	$ 8,210,567	$ 3,665,584	$ 13,080,382	$ 6,937,008	$ 6,121,220	$ 19,844,226

Annuity reserves (Note 3D)	-	-	40,841	72,061	-	-	33,411

Net assets	$ 22,277,914	$ 8,210,567	$ 3,706,425	$ 13,152,443	$ 6,937,008	$ 6,121,220	$ 19,877,637

Accumulation units (Note 8)

Contract owners	10,408,661	6,510,087	2,470,030	7,455,964	5,464,287	4,477,676	14,143,192

Massachusetts Mutual Life Insurance Company	5,000	5,000	5,000	5,000	5,000	5,000	5,000

Total Units	10,413,661	6,515,087	2,475,030	7,460,964	5,469,287	4,482,676	14,148,192

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 2.14	$ 1.26	$ 1.48	$ 1.75	$ 1.27	$ 1.37	$ 1.40

December 31, 1999	2.11	1.21	1.35	1.78	1.21	1.31	1.48

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

ASSETS

Investments
Number of shares (Note 2)	1,010,048	2,501,201	1,597,461	2,246,679	6,594,873	3,997,127	391,101

Identified cost (Note 3B)	$ 52,817,360	$ 90,378,168	$ 26,581,518	$ 55,572,141	$ 33,297,184	$ 84,596,565	$ 5,416,164

Value (Note 3A)	$ 71,481,080	$116,630,984	$ 26,437,973	$ 68,141,767	$ 30,929,952	$ 84,978,917	$ 4,337,314

Dividends receivable	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-

Other assets	-	-	-	-	-	-	-

Total assets	71,481,080	116,630,984	26,437,973	68,141,767	30,929,952	84,978,917	4,337,314

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	-	723	-	1,350	2,247	302	-

Payable to Massachusetts Mutual Life Insurance Company	242,974	416,199	92,458	238,943	96,666	293,052	31,736

NET ASSETS	$ 71,238,106	$116,214,062	$ 26,345,515	$ 67,901,474	$ 30,831,039	$ 84,685,563	$ 4,305,578

Net Assets:

Accumulation units - value	$ 71,238,106	$116,189,972	$ 26,345,515	$ 67,856,483	$ 30,756,127	$ 84,675,489	$ 4,305,578

Annuity reserves (Note 3D)	-	24,090	-	44,991	74,912	10,074	-

Net assets	$ 71,238,106	$116,214,062	$ 26,345,515	$ 67,901,474	$ 30,831,039	$ 84,685,563	$ 4,305,578

Accumulation units (Note 8)

Contract owners	23,723,049	33,783,275	13,918,999	27,969,546	22,290,272	35,704,356	3,889,523

Massachusetts Mutual Life Insurance Company	5,000	5,000	5,000	5,000	5,000	5,000	0

Total Units	23,728,049	33,788,275	13,923,999	27,974,546	22,295,272	35,709,356	3,889,523

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 3.00	$ 3.44	$ 1.89	$ 2.43	$ 1.38	$ 2.37	$ 1.11

December 31, 1999	3.43	3.50	1.80	2.34	1.36	2.64	1.37

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2000

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Investment income

Dividends (Note 3B)	$ 1,970,795	$ 503,225	$ 227,522	$ 2,336,538	$ 510,755	$ 536,873	$ 2,540,883

Expenses

Mortality and expense risk fees (Note 4)	306,405	120,173	55,721	194,207	120,066	90,866	319,400

Net investment income (loss) (Note 3C)	1,664,390	383,052	171,801	2,142,331	390,689	446,007	2,221,483

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B , 3C & 7)	17,286	-	(147,966)	(64,704)	-	(236,794)	(1,358,714)

Change in net unrealized appreciation/depreciation of investments	(1,503,390)	-	347,844	(2,270,267)	-	69,676	(1,998,005)

Net gain (loss) on investments	(1,486,104)	-	199,878	(2,334,971)	-	(167,118)	(3,356,719)

Net increase (decrease) in net assets resulting from operations	$ 178,286	$ 383,052	$ 371,679	$ (192,640)	$ 390,689	$ 278,889	$ (1,135,236)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Investment income

Dividends (Note 3B)	$ 3,751,906	$ 8,974,966	$ 3,171,171	$ 10,964,681	$ 2,938,495	$ 5,341,967	$ 147,146

Expenses

Mortality and expense risk fees (Note 4)	1,381,220	1,844,178	384,817	1,029,115	470,770	1,338,013	55,048

Net investment income (loss) (Note 3C)	2,370,686	7,130,788	2,786,354	9,935,566	2,467,725	4,003,954	92,098

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 7)	10,858,467	9,371,223	407,508	5,395,351	(659,228)	3,475,459	233,826

Change in net unrealized appreciation/depreciation of investments	(23,339,257)	(18,191,527)	(1,771,825)	(13,107,558)	(1,396,848)	(17,284,153)	(1,603,129)

Net gain (loss) on investments	(12,480,790)	(8,820,304)	(1,364,317)	(7,712,207)	(2,056,076)	(13,808,694)	(1,369,303)

Net increase (decrease) in net assets resulting from operations	$(10,110,104)	$ (1,689,516)	$ 1,422,037	$ 2,223,359	$ 411,649	$ (9,804,740)	$ (1,277,205)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,664,390	$ 383,052	$ 171,801	$ 2,142,331	$ 390,689	$ 446,007	$ 2,221,483

Net realized gain (loss) on investments	17,286	-	(147,966)	(64,704)	-	(236,794)	(1,358,714)

Change in net unrealized appreciation/depreciation of investments	(1,503,390)	-	347,844	(2,270,267)	-	69,676	(1,998,005)

Net increase (decrease) in net assets resulting from operations	178,286	383,052	371,679	(192,640)	390,689	278,889	(1,135,236)

Capital transactions: (Note 8)

Net contract payments (Note 6)	521,992	208,597	395,608	304,756	415,318	104,782	464,734

Transfers From (to) Guaranteed Principal Account	-	(35,974)	10,176	2,644	-	-	(7,660)

Withdrawal of funds	(1,876,247)	(2,511,975)	(688,771)	(1,408,816)	(2,264,104)	(1,026,005)	(3,401,071)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(10,735)	(11,563)	(16,342)	(279)	(19,787)	(58)	6,214

Net charge (credit) to annuitant Mortality reserve (Note 3D)	-	-	44	959	-	-	379

Annuity benefit payments	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charges (Note 6)	(6,167)	(2,238)	(818)	(3,787)	(1,659)	(1,517)	(5,447)

Divisional transfers	(1,429,884)	(991,982)	(562,406)	(801,283)	(512,179)	(1,432,144)	(2,456,696)

Net increase (decrease) in net assets resulting from capital transactions	(2,801,041)	(3,345,135)	(862,509)	(1,905,806)	(2,382,411)	(2,354,942)	(5,399,547)

Total increase (decrease)	(2,622,755)	(2,962,083)	(490,830)	(2,098,446)	(1,991,722)	(2,076,053)	(6,534,783)

NET ASSETS, at beginning of the year	24,900,669	11,172,650	4,197,255	15,250,889	8,928,730	8,197,273	26,412,420

NET ASSETS, at end of the year	$ 22,277,914	$ 8,210,567	$ 3,706,425	$ 13,152,443	$ 6,937,008	$ 6,121,220	$ 19,877,637

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 2,370,686	$ 7,130,788	$ 2,786,354	$ 9,935,566	$ 2,467,725	$ 4,003,954	$ 92,098

Net realized gain (loss) on investments	10,858,467	9,371,223	407,508	5,395,351	(659,228)	3,475,459	233,826

Change in net unrealized appreciation/depreciation of investments	(23,339,257)	(18,191,527)	(1,771,825)	(13,107,558)	(1,396,848)	(17,284,153)	(1,603,129)

Net increase (decrease) in net assets resulting from operations	(10,110,104)	(1,689,516)	1,422,037	2,223,359	411,649	(9,804,740)	(1,277,205)

Capital transactions: (Note 8)

Net contract payments (Note 6)	2,249,518	4,420,014	586,881	1,985,783	684,417	2,562,755	874,057

Transfers From (to) Guaranteed Principal Account	6,784	16,959	-	-	9,580	37,838	-

Withdrawal of funds	(11,787,420)	(16,856,447)	(3,775,560)	(7,158,457)	(5,523,636)	(8,829,485)	(237,835)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	98,257	76,262	(1,568)	86,593	(4,471)	13,061	(44,375)

Net charge (credit) to annuitant mortality reserve (Note 3D)	5,643	3,790	434	134	408	2,520	390

Annuity benefit payments	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charges (Note 6)	(22,692)	(30,933)	(7,189)	(15,326)	(7,528)	(28,997)	(642)

Divisional transfers	4,826,522	2,153,476	(222,595)	2,767,790	(2,890,408)	(1,751,853)	3,303,642

Net increase (decrease) in net assets resulting from capital transactions	(4,623,388)	(10,216,879)	(3,419,597)	(2,333,483)	(7,731,638)	(7,994,161)	3,895,237

Total increase (decrease)	(14,733,492)	(11,906,395)	(1,997,560)	(110,124)	(7,319,989)	(17,798,901)	2,618,032

NET ASSETS, at beginning of the year	85,971,598	128,120,457	28,343,075	68,011,598	38,151,028	102,484,464	1,687,546

NET ASSETS, at end of the year	$ 71,238,106	$ 116,214,062	$ 26,345,515	$ 67,901,474	$ 30,831,039	$ 84,685,563	$ 4,305,578

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 385,518	$ 357,488	$ 205,247	$ 586,498	$ 307,170	$ 448,900	$ 1,534,973

Net realized gain (loss) on investments	820,472	-	(31,162)	265,566	-	(67,425)	(400,670)

Change in net unrealized appreciation/depreciation of investments	(2,613,169)	-	(302,678)	(1,263,054)	-	(699,410)	(347,138)

Net increase (decrease) in net assets resulting from operations	(1,407,179)	357,488	(128,593)	(410,990)	307,170	(317,935)	787,165

Capital transactions: (Note 8)

Net contract payments (Note 6)	2,169,366	2,339,999	385,657	1,708,439	1,151,857	546,304	1,490,738

Withdrawal of funds	(1,246,829)	(2,231,230)	(446,359)	(1,392,682)	(2,917,425)	(795,880)	(2,527,976)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	34,297	(907)	915	(1,419)	(7,117)	1,857	(3,158)

Net charge (credit) to annuitant mortality reserve (Note 3D)	-	-	221	596	-	-	274

Annuity benefit payments	-	-	228	271	-	-	-

Withdrawal due to administrative and contingent deferred sales charges (Note 6)	(8,329)	(2,589)	(970)	(4,586)	(2,026)	(1,879)	(7,369)

Divisional transfers	419,908	(286,152)	376,949	527,525	1,488,603	(3,701,629)	(1,373,039)

Net increase (decrease) in net assets resulting from capital transactions	1,368,413	(180,879)	316,641	838,144	(286,108)	(3,951,227)	(2,420,530)

Total increase (decrease)	(38,766)	176,609	188,048	427,154	21,062	(4,269,162)	(1,633,365)

NET ASSETS, at beginning of the year	24,939,435	10,996,041	4,009,207	14,823,735	8,907,668	12,466,435	28,045,785

NET ASSETS, at end of the year	$24,900,669	$11,172,650	$ 4,197,255	$15,250,889	$ 8,928,730	$ 8,197,273	$26,412,420

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

STATEMENT OF CHANGES IN NET ASSETS—(Continued)
For The Year Ended December 31, 1999

	Oppenheimer Aggressive Growth Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	**Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (784,601)	$ 2,392,079	$ 1,903,653	$ 1,237,418	$ 2,005,799	$ (281,203)	$ (10,872)

Net realized gain (loss) on investments	1,815,766	2,741,705	492,756	1,243,049	(356,673)	2,773,976	70,454

Change in net unrealized appreciation/depreciation of investments	36,756,138	30,955,398	286,991	21,638,358	(1,135,752)	14,182,365	476,420

Net increase (decrease) in net assets resulting from operations	37,787,303	36,089,182	2,683,400	24,118,825	513,374	16,675,138	536,002

Capital transactions: (Note 8)

Net contract payments (Note 6)	3,247,979	5,008,685	1,457,841	2,570,286	2,397,193	8,031,452	505,628

Withdrawal of funds	(3,698,531)	(6,976,629)	(1,745,580)	(2,595,227)	(3,458,245)	(7,482,768)	(125,379)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(63,300)	(52,264)	(1,179)	(50,740)	(105)	(59,231)	(8,379)

Net charge (credit) to annuitant mortality reserve (Note 3D)	-	-	-	-	476	(30)	-

Annuity benefit payments	-	-	-	-	46	54	-

Withdrawal due to administrative and contingent deferred sales charges (Note 6)	(20,269)	(31,900)	(8,715)	(15,036)	(9,746)	(33,017)	(122)

Divisional transfers	2,346,001	7,385,544	(1,126,631)	2,460,633	(10,613,357)	1,777,894	317,751

Net increase (decrease) in net assets resulting from capital transactions	1,811,880	5,333,436	(1,424,264)	2,369,916	(11,683,738)	2,234,354	689,499

Total increase (decrease)	39,599,183	41,422,618	1,259,136	26,488,741	(11,170,364)	18,909,492	1,225,501

NET ASSETS, at beginning of the year	46,372,415	86,697,839	27,083,939	41,522,857	49,321,392	83,574,972	462,045

NET ASSETS, at end of the year	$ 85,971,598	$128,120,457	$ 28,343,075	$ 68,011,598	$ 38,151,028	$102,484,464	$ 1,687,546

*	Prior to June 30, 1999, the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division.
**	Prior to June 30, 1999, the Oppenheimer Main Street Growth & Income Division was called Oppenheimer Growth & Income Division.

Massachusetts Mutual Variable Annuity Separate Account 3 - LifeTrust

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 3 (“Separate Account 3”) is a separate investment account established on January 12, 1994 by Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 3 is used exclusively for MassMutual’s flexible purchase payment individual variable annuity contract, known as LifeTrust.

On November 15, 1994, MassMutual paid $60,000 to provide the initial capital for Separate Account 3’s twelve initial divisions: 14,099 shares were purchased in the two management investment companies described in Note 2.

On July 5, 1995, MassMutual paid $5,000 to establish Separate Account 3’s thirteenth division: The Oppenheimer Main Street Growth & Income Division (formerly the Growth and Income Division) purchased 500 shares of the Oppenheimer Main Street® Growth & Income Fund/VA (formerly the Oppenheimer Growth & Income Fund/VA), described in Note 2.

The Separate Account 3 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF THE SEPARATE ACCOUNT 3 ASSETS

Separate Account 3 consists of fourteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”) or Oppenheimer Variable Account Funds (“Oppenheimer Trust”).

MML Trust is an open-end, management investment company registered under the 1940 Act. Four of its eleven separate series are available to the Separate Account 3’s contract owners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, and the MML Blend Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund.

Oppenheimer Trust is a diversified open-end management investment company registered under the 1940 Act; with ten of its Funds available to the Separate Account 3’s contract owners; Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Small Cap Growth Fund/VA. Oppenheimer Funds, Inc., a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

In addition to the fourteen divisions of the Separate Account 3, a contract owner, in certain states, may also allocate funds to the Fixed Account. Proceeds from the Fixed Account will be deposited in a non-unitized segment of MassMutual’s general account organized as a separate account for accounting purposes. The interests in the Fixed Account are registered under the Securities Act of 1933.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Separate Account 3 in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value of each of the respective underlying funds.
Notes To Financial Statements (Continued)

B. Accounting For Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of Separate Account 3 form a part of the total operations of MassMutual, and Separate Account 3 is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 3 will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to Contracts which depend on Separate Account 3’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 3.

D. Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1983 Annuity Table A, with Projection Scale G. Separate Account 3 has an annuity reserve of $300,380 at December 31, 2000.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

An asset charge is computed against the net asset value of Separate Account 3’s assets (“Net Asset Value”). The asset charge is currently equivalent on an annual basis to 1.40% of the Net Asset Value. The mortality and expense risk part of the charge is made daily at an annual rate which is currently equal to l.15%, and will not exceed 1.25% of the Net Asset Value. The administrative expense part of the asset charge is made daily at an annual rate of 0.l5%. The third component of the asset charge is a charge of 0.10% of Net Asset Value assessed to reimburse MassMutual for the cost of providing the enhanced death benefit under the Contract. MassMutual also charges for administrative costs and may impose a contingent deferred sales charge and a premium tax charge upon redemption, maturity or annuitization.

5.	DISTRIBUTION AGREEMENT

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 3. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”) a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account 3. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the contracts.

Notes To Financial Statements (Continued)

6.	CHARGES/DEDUCTIONS FOR ADMINISTRATIVE CHARGES AND CONTINGENT DEFERRED SALES CHARGES

For The Year Ended December 31, 2000	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Net Contract payments	$ 521,992	$ 208,597	$ 395,608	$ 304,756	$ 415,318	$ 104,782	$ 464,734

Administrative charges and contingent deferred sales charge	$ 6,167	$ 2,238	$ 818	$ 3,787	$ 1,659	$ 1,517	$ 5,447

For The Year Ended December 31, 2000 (Continued)	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Net Contract payments	$ 2,249,518	$ 4,420,014	$ 586,881	$ 1,985,783	$ 684,417	$ 2,562,755	$ 874,057

Administrative charges and contingent deferred sales charge	$ 22,692	$ 30,933	$ 7,189	$ 15,326	$ 7,528	$ 28,997	$ 642

7. PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2000	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Cost of purchases	$ 3,868,264	$ 8,792,042	$ 1,391,705	$ 3,731,259	$16,095,124	$ 832,281	$ 4,167,857

Proceeds from sales	$ (4,253,341)	$(11,652,485)	$ (2,021,010)	$ (3,091,288)	$(18,080,993)	$ (2,749,568)	$ (7,395,252)

For The Year Ended December 31, 2000 (Continued)	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Cost of purchases	$16,036,389	$17,601,560	$ 4,686,934	$20,071,837	$ 3,857,975	$10,040,500	$ 4,894,271

Proceeds from sales	$(18,348,261)	$(20,713,930)	$ (5,329,833)	$(12,462,032)	$ (9,164,022)	$(14,117,454)	$ (880,826)

Notes To Financial Statements (Continued)

8.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2000	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Units purchased	258,601	169,655	284,074	174,536	336,108	79,684	316,911

Units withdrawn	(919,587)	(2,034,993)	(483,061)	(793,066)	(1,829,826)	(779,032)	(2,346,304)

Units transferred between divisions	(732,029)	(891,214)	(404,144)	(456,454)	(406,342)	(1,098,858)	(1,677,155)

Net increase (decrease)	(1,393,015)	(2,756,552)	(603,131)	(1,074,984)	(1,900,060)	(1,798,206)	(3,706,548)

Units, at beginning of the year	11,806,676	9,271,639	3,078,161	8,535,948	7,369,347	6,280,882	17,854,740

Units, at end of the year	10,413,661	6,515,087	2,475,030	7,460,964	5,469,287	4,482,676	14,148,192

For The Year Ended December 31, 2000 (Continued)	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Units purchased	554,473	1,208,899	314,193	786,693	499,816	993,132	647,444

Units withdrawn	(2,937,685)	(4,558,083)	(2,011,708)	(2,863,541)	(4,058,111)	(3,420,107)	(187,519)

Units transferred between divisions	1,045,924	479,706	(102,162)	993,549	(2,109,175)	(741,146)	2,201,960

Net increase (decrease)	(1,337,288)	(2,869,478)	(1,799,677)	(1,083,299)	(5,667,470)	(3,168,121)	2,661,885

Units, at beginning of the year	25,065,337	36,657,753	15,723,676	29,057,845	27,962,742	38,877,477	1,227,638

Units, at end of the year	23,728,049	33,788,275	13,923,999	27,974,546	22,295,272	35,709,356	3,889,523

For The Year Ended December 31, 1999	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Units purchased	981,162	1,979,112	280,270	933,978	977,657	412,627	1,012,791

Units withdrawn	(565,391)	(1,818,151)	(320,739)	(754,003)	(2,455,172)	(603,482)	(1,718,672)

Units transferred between divisions	175,477	(318,749)	276,439	281,870	1,236,586	(2,804,395)	(935,908)

Net increase (decrease)	591,248	(157,788)	235,970	461,845	(240,929)	(2,995,250)	(1,641,789)

Units, at beginning of the year	11,215,428	9,429,427	2,842,191	8,074,103	7,610,276	9,276,132	19,496,529

Units, at end of the year	11,806,676	9,271,639	3,078,161	8,535,948	7,369,347	6,280,882	17,854,740

For The Year Ended December 31, 1999 (Continued)	Oppenheimer Aggressive Growth Division	Oppenheimer Growth Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	*Oppenheimer Small Cap Growth Division

Units purchased	1,439,480	1,835,566	853,869	1,505,254	1,785,847	3,375,861	515,211

Units withdrawn	(1,669,436)	(2,528,006)	(998,542)	(1,544,655)	(2,541,804)	(3,192,251)	(122,538)

Units transferred between divisions	816,198	2,699,027	(696,052)	1,371,403	(7,942,615)	643,883	349,172

Net increase	586,242	2,006,587	(840,725)	1,332,002	(8,698,572)	827,493	741,845

Units, at beginning of the year	24,479,095	34,651,166	16,564,401	27,725,843	36,661,314	38,049,984	485,793

Units, at end of the year	25,065,337	36,657,753	15,723,676	29,057,845	27,962,742	38,877,477	1,227,638

*	For the Period May 1, 1998 (Commencement of Operations) Through December 31, 1998.

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)
Assets:

Bonds	$25,212.5	$24,598.4
Common stocks	486.8	393.1
Mortgage loans	6,949.5	6,540.8
Real estate	2,017.0	2,138.8
Other investments	2,842.8	2,418.2
Policy loans	5,727.1	5,466.9
Cash and short-term investments	2,292.4	1,785.8

Total invested assets	45,528.1	43,342.0
Other assets	1,436.3	1,330.7

	46,964.4	44,672.7
Separate account assets	18,820.6	20,453.0

Total assets	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$39,117.3	$37,191.6
Policyholders’ dividends	1,130.3	1,070.8
Policyholders’ claims and other benefits	333.5	328.8
Federal income taxes	740.2	734.3
Asset valuation and other investment reserves	892.6	993.9
Other liabilities	915.8	943.0

	43,129.7	41,262.4

Separate account liabilities	18,819.7	20,452.0

Total liabilities	61,949.4	61,714.4

Policyholders’ contingency reserves	3,835.6	3,411.3

Total liabilities and policyholders’ contingency reserves	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$ 9,902.5	$ 7,630.3	$ 7,482.2
Net investment income	3,313.6	3,075.8	2,956.8
Fees and other income	(70.7)	184.3	154.0

Total revenue	13,145.4	10,890.4	10,593.0

Benefits and expenses:

Policyholders’ benefits and payments	9,238.4	7,294.0	5,873.9
Addition to policyholders’ reserves and funds	1,160.2	1,127.6	2,299.6
Operating expenses	451.5	450.7	509.5
Commissions	324.4	281.8	299.3
State taxes, licenses and fees	85.8	82.4	88.1

Total benefits and expenses	11,260.3	9,236.5	9,070.4

Net gain before federal income taxes and dividends	1,885.1	1,653.9	1,522.6

Federal income taxes	147.2	160.9	199.3

Net gain from operations before dividends	1,737.9	1,493.0	1,323.3

Dividends to policyholders	1,086.2	1,031.0	982.9

Net gain from operations	651.7	462.0	340.4

Net realized capital gain	93.2	5.4	25.4

Net income	$ 744.9	$ 467.4	$ 365.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,411.3	$3,188.8	$2,873.3

Increases (decreases) due to:

Net income	744.9	467.4	365.8
Net unrealized capital gains (losses)	(321.7)	(201.7)	17.4
Change in asset valuation and other investment reserves	101.3	59.5	(81.0)
Change in non-admitted assets	(100.3)	(11.2)	4.0
Change in prior year policyholders’ reserves	(0.2)	(13.0)	8.6
Benefit plan enhancements	–	(78.9)	–
Other	0.3	0.4	0.7

	424.3	222.5	315.5

Policyholders’ contingency reserves, end of year	$3,835.6	$3,411.3	$3,188.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Operating activities:

Net income	$ 744.9	$ 467.4	$ 365.8
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,930.4	1,911.0	1,472.8
Net realized capital gain	(93.2)	(5.4)	(25.4)
Other changes	(42.7)	(220.2)	15.4

Net cash provided by operating activities	2,539.4	2,152.8	1,828.6

Investing activities:

Loans and purchases of investments	(14,177.4)	(14,180.3)	(15,981.2)
Sales and maturities of investments and receipts from repayment of loans	12,144.6	12,690.0	13,334.7

Net cash used in investing activities	(2,032.8)	(1,490.3)	(2,646.5)

Increase (decrease) in cash and short-term investments	506.6	662.5	(817.9)

Cash and short-term investments, beginning of year	1,785.8	1,123.3	1,941.2

Cash and short-term investments, end of year	$ 2,292.4	$ 1,785.8	$ 1,123.3

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states of the United States of America and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; and (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report them as liabilities.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company has initially estimated the impact on surplus as of January 1, 2001 to be an increase of approximately $119.0 million. Included in this total adjustment to policyholders’ contingency reserves is the non-admission of the prepaid pension asset, the change in accounting for certain investments, and the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairments and mortgage encumbrances. Encumbrances totaled $50.0 million in 2000 and $50.8 million in 1999. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Notes to Statutory Financial Statements, Continued

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2000 and 1999, the Company contributed additional paid-in capital of $210.0 million and $125.0 million respectively, to unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $42.0 million in 2000, $52.0 million in 1999, and $40.3 million in 1998.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contractholder assumes the investment risk, and guaranteed separate accounts for which the Company contractually guarantees a minimum return to the contractholder. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Statutory Statement of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

Notes to Statutory Financial Statements, Continued

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.  Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2000, 1999 and 1998.

The proceeds of the notes, less a $6.7 million reserve in 1999 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. The 1999 surplus note contingency reserve is included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $283.4 million and $214.4 million at December 31, 2000 and 1999, respectively. The expense credited to operations for this plan is $58.6 million, $53.5 million and $52.5 million for 2000, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2000 and 1999. The assets of the plans are invested in the Company’s general and separate accounts.

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and related earnings are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2000 and 1999, the net unfunded accumulated benefit obligation was $166.8 million and $168.7 million, respectively, for employees and agents eligible to retire or currently retired and $29.5 million and $31.0 million, respectively, for participants not eligible to retire.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	2000	1999	2000	1999
	(In Millions)
Accumulated benefit obligation at December 31	$ 822.8	$ 777.8	$ 185.4	$ 189.1
Fair value of plan assets at December 31	1,072.6	1,120.9	18.6	20.4

Funded status	$ 249.8	$ 343.1	$(166.8)	$(168.7)

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	2000	1999	2000	1999
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2000 accumulated post retirement benefit liability and benefit expense by $9.8 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2000 accumulated post retirement benefit liability and benefit expense by $8.9 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $15.8 million in 2000, $28.9 million in 1999 and $32.1 million in 1998.

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 2000 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 2000 or 1999. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $223.6 million in 2000, $82.5 million in 1999 and $152.4 million in 1998.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2000, the Company has outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $964.9 million, $394.0 million and $722.7 million, respectively.

Notes to Statutory Financial Statements, Continued

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	14,690.8	46.0	145.6	14,591.2
Utilities	915.0	5.8	2.5	918.3
Affiliates	2,176.8	3.0	–	2,179.8

TOTAL	$25,212.5	$129.0	$150.5	$25,191.0

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$502.9	$733.0	$24,368.3

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 463.9	$ 463.7
Due after one year through five years	5,676.9	5,643.7
Due after five years through ten years	9,141.9	9,096.3
Due after ten years	3,345.6	3,401.7

	18,628.3	18,605.4
Mortgage-backed securities, including securities guaranteed by the U. S. government	6,584.2	6,585.6

TOTAL	$25,212.5	$25,191.0

Proceeds from sales of investments in bonds were $7,417.1 million during 2000, $10,621.2 million during 1999 and $11,663.4 million during 1998. Gross capital gains of $180.7 million in 2000, $103.3 million in 1999 and $331.8 million in 1998 and gross capital losses of $99.4 million in 2000, $132.0 million in 1999 and $47.3 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

Notes to Statutory Financial Statements, Continued

b. Common Stocks

Common stocks had a cost of $486.7 million in 2000 and $325.0 million in 1999. Proceeds from sales of common stocks were $398.1 million during 2000, $302.3 million during 1999 and $296.8 million during 1998. Gross capital gains of $87.7 million in 2000, $65.8 million in 1999 and $78.0 million in 1998 and gross capital losses of $34.1 million in 2000, $16.2 million in 1999 and $16.3 million in 1998 were realized on these sales. Gross unrealized gains of $96.8 million in 2000 and $121.8 million in 1999 and gross unrealized losses of $96.7 million in 2000 and $60.5 million in 1999 were reported for these investments.

c. Mortgages

The Company had restructured loans with book values of $35.1 million and $81.1 million at December 31, 2000 and 1999, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2000, 1999 and 1998.

At December 31, 2000, scheduled commercial mortgage loan maturities were as follows: 2001—$196.2 million; 2002—$479.7 million; 2003—$427.6 million; 2004—$321.3 million; 2005—$630.6 million and $3,627.3 million thereafter.

d. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $113.5 million and $18.8 million at December 31, 2000 and 1999, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 2000 and 1999, the Company had swaps with notional amounts of $10,314.5 million and $9,403.5 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 2000 and 1999, the Company had option contracts with notional amounts of $10,089.8 million and $11,825.5 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $69.6 million and $76.9 million at December 31, 2000 and 1999, respectively.

Notes to Statutory Financial Statements, Continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 2000 and 1999, the Company had agreements with notional amounts of $2,883.0 million and $3,264.2 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $7.9 million and $11.1 million at December 31, 2000 and 1999, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 2000 and 1999, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $412.3 million and $175.1 million, respectively.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on these contracts are recorded when the contract is closed and amortized through the IMR over the remaining life of the underlying asset. As of December 31, 2000, the Company had entered into financial futures contracts with contractual amounts of $992.8 million. At December 31, 1999, the Company did not have any open financial futures contracts.

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $1,002.2 million and $582.6 million at December 31, 2000 and 1999, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $548.3 million and $59.9 million at December 31, 2000 and 1999, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

Notes to Statutory Financial Statements, Continued

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$25,212.5	$25,191.0	$24,598.4	$24,368.3
Common stocks	486.8	486.8	393.1	393.1
Preferred stocks	135.8	137.1	117.9	115.6
Mortgage loans	6,949.5	7,081.0	6,540.8	6,410.6
Policy loans	5,727.1	5,727.1	5,466.9	5,466.9
Cash & short-term investments	2,292.4	2,292.4	1,785.8	1,785.8

Financial liabilities:
Investment type insurance contracts	8,436.9	8,290.3	8,016.4	7,621.9

Off-balance sheet financial instruments:
Interest rate swap agreements	–	409.1	–	(137.3)
Financial options	69.6	89.3	76.9	73.8
Interest rate caps & floors	7.9	17.7	11.1	4.8
Forward commitments	–	413.6	–	174.1
Other	(5.9)	11.5	–	(20.3)

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.7 million, $241.9 million, and $205.0 million for 2000, 1999 and 1998, respectively.

Various subsidiaries and affiliates provide investment advisory services for the Company. Total fees for such services were $98.8 million, $43.9 million and $40.6 million for 2000, 1999, and 1998, respectively.

Notes to Statutory Financial Statements, Continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $358.3 million in 2000, $39.2 million in 1999 and $41.3 million in 1998. Total policyholder benefits assumed on these agreements were $47.6 million in 2000, $43.8 million in 1999 and $40.6 million in 1998.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. The Company’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2000 and 1999, the Company received $132.9 million and $100.0 million in dividends from MMHC, respectively. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2000, the Company had approximately $500.0 million of outstanding funding commitments and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,034.8 million and $1,625.6 million at December 31, 2000 and 1999, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	2000	1999
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$3,355.9	$1,587.3
Net loss	(5.5)	(26.1)
Assets	8,738.3	5,961.0
Liabilities	8,419.5	5,697.1

Other subsidiaries
Total revenue	$1,607.2	$1,278.9
Net income	72.4	106.7
Assets	4,992.2	3,541.8
Liabilities	4,119.6	2,847.2

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $160.2 million in 2000, $141.7 million in 1999 and $183.9 million in 1998.

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2000, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

    (a)  Financial Statements:

        Financial Statements Included in Part A

Condensed Financial Information

        Financial Statements Included in Part B

        The Registrant

Report of Independent Auditors’

Statement of Assets and Liabilities as of December 31, 2000

Statement of Operations for the year ended December 31, 2000

Statement of Changes in Net Assets for the years ended December 31, 2000 and 1999

Notes to Financial Statements

        The Depositor

Report of Independent Auditors’

Statutory Statements of Financial Position as of December 31, 2000 and 1999

Statutory Statements of Income for the years ended December 31, 2000, 1999 and 1998

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended 2000, 1999 and 1998

Statutory Statement of Cash Flows for the years ended December 31, 2000, 1999 and 1998

Notes to Statutory Financial Statements

    (b)  Exhibits:

Exhibit 1	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant.(3)

Exhibit 2	None

Exhibit 3	(i) Copy of Distribution Agreement between the Registrant and MML Distributors, LLC.(1)

(ii) Copy of Co-Underwriting Agreement between the Registrant and MML Investors Services Inc.(1)

(ii) None

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract.(3)

Exhibit 5	The form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract.(3)

Exhibit 6	(i) Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Company.(2)

(ii) Copy of the By-Laws of Massachusetts Mutual Life Insurance Company.(2)

Exhibit 7	None

Exhibit 8	(a) Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds.(2)

Exhibit 8	(b) Copy of the Form of Participation Agreement with Panorama Series Fund, Inc.(2)

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP .*
(ii) Powers of Attorney, incorporated by reference to Initial Registration Statement No. 333- 22557, filed on January 28, 1997.
(iii) Power of Attorney for Robert J. O’Connell incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-2 on January 28, 1999.
(iv) Power of Attorney for Roger G. Ackerman, incorporated by reference to Registration Statement No. 333-450039, filed on June 4, 1998.
(v) Power of Attorney for Howard Gunton, incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

Exhibit 11	None

Exhibit 12	None

Exhibit 13	Schedule of Computation of Performance(1)

Exhibit 14	None

(1)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-83798, filed on Form N-4 with the Securities and Exchange Commission and effective May 1, 1996.
(2)	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-83793, filed and effective May 1, 1998.
*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

        The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman (since 2001) Chairman and Chief Executive Officer (1996-2000) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, 26th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 1104 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    President & Chief Operating Officer
    (since 2000)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Matthew Winter 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of MassMutual.

        The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

        A.  CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        B.  CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        C.  C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        D.  MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        E.  MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual—99%; G.R. Phelps & Co., Inc.—1%)

        F.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

2. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company—86%; G.R. Phelps & Co., Inc.—14%) .

a. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.) MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

6.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

        3.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b. 9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

        4.  MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries. MassMutual Holding Trust I is the sole owner of each subsidiary unless otherwise indicated.

a. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

b. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

c. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—80%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

        2.)  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

        5.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

6. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        8.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

9. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

10. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

        11.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        2.)  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company —1%)

1.) Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A.—33.5%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

a.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A.—99%)

d. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

e. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

        f.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

g. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.) Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

        h.  MassMutual International Holding MSC, Inc., MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

12. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

        G.  MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        H.  The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

        I.  Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

        J.  MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        A.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

        B.  MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

        C.  MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        D.  MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

        E.  MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        F.  Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number of Contract Owners

        As of March 5, 2001, there were 7,521 Separate Account contracts in force.

Item 28.    Indemnification

        Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

        Article V. Subject to limitations of law, the Company shall indemnify:

(a) each director, officer or employee;

(b) any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c) any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

        Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

        Notwithstanding the foregoing, no indemnification shall be provided with respect to:

        (1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

        (2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

        (3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

        In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

        The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

        (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES
MML DISTRIBUTORS, LLC

Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc.,	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

John E. Forrest	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Chief Legal Officer Assistant Secretary	1295 State Street Springfield, MA 01111

James T. Bagley	Chief Financial Officer Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

John McBride	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert Rosenthal	Compliance Officer	One Monarch Place 1414 Main Street Springfield, MA 01144

Barbara Upton	Registration Manager	One Monarch Place 1414 Main Street Springfield, MA 01144

Peter Cuozzo	Variable Life Supervisor and Hartford OSJ Supervisor	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street Hartford, CT 06154

Paul DeSimone	Senior Vice President, Variable Annuity Supervisor	1295 State Street Springfield, MA 01111-0001

        (b)(2)  MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

MML INVESTORS SERVICES, INC.
OFFICERS AND DIRECTORS

OFFICER	BUSINESS ADDRESS
Kenneth M. Rickson President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley Vice President, Chief Legal Officer, Assistant Secretary, Assistant Clerk	1295 State Street Springfield, MA 01111

Ronald E. Thomson Vice President, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli Secretary/Clerk	1295 State Street Springfield, MA 01111

John E. Forrest Vice President National Sales Director	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Eileen D. Leo Second Vice President and Associate General Counsel, Assistant Secretary/Assistant Clerk	One Monarch Place 1414 Main Street Springfield, MA 01144

James Furlong Chief Operations Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Daniel Colarusso Chief Information Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

David Deonarine Sr. Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Steven Sampson Compliance Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144

H. Bradford Hoffman Chief Compliance Officer	1295 State Street Springfield, MA 01111

OFFICER	BUSINESS ADDRESS
John McBride Assistant Treasurer	1295 State Street Springfield, MA 01111

Gary W. Masse Retirement Services Regional Supervisor (East/Central)	221 Park Place II Coral Gables, FL 33146

Robert W. Kumming, Jr. Retirement Services Supervisor	1295 State Street Springfield, MA 01111

Stanley Label Retirement Services Regional Supervisor (South/West)	433 Plaza Real Suite 275 Boca Raton, FL 33432

Burvin E. Pugh, Jr. Director, Agency Field Force Supervisor	1295 State Street Springfield, MA 01111

Patrick Pearson Regional Supervisor (Central)	2218 Plumtree Drive Naperbille, IL 60565

Thomas Brennaman Regional Supervisor (South)	600 Boteourt Gons Norfolk, VA 23507

Bruce Lukowiak Regional Supervisor (West)	7330 E. Mary Sharon Drive Scottsdale, AZ 85262

John P. McCloskey Regional Supervisor/East	1295 State Street Springfield, MA 01111

Anne Melissa Dowling Large Corporate Markets Supervisor	140 Garden Street Hartford, CT 06154

Susan Alfano Director	1295 State Street Springfield, MA 01111

Matt Winter Chairman of the Board of Directors	1295 State Street Springfield, MA 01111

Howard E. Gunton Director	1295 State Street Springfield, MA 01111

Paul DeSimone Director	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr. Director	1295 State Street Springfield, MA 01111

Eustis Walcott Director	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Related Services

        None

Item 32.    Undertakings

        (a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

        (b)  Registrant undertakes to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

        (d)  Registrant affirms that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

        (e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible purchase payment individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 3, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 7 to Registration Statement No. 33-83798 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2001.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

/s/ ROBERT J. O’CONNELL *
BY:
Robert J. O’Connell,
Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/    RICHARD M. HOWE

*Richard M. Howe

On April 25, 2001, as Attorney-in-Fact
pursuant to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registration Statement No. 33-83798 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 25, 2001

/s/ HOWARD GUNTON * Howard Gunton	Executive Vice President, Chief Financial Officer & Chief Accounting Officer	April 25, 2001

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 25, 2001

/s/ JAMES R. BIRLE * James R. Birle	Director	April 25, 2001

/s/ GENE CHAO * Gene Chao	Director	April 25, 2001

Signature	Title	Date

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 25, 2001

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 25, 2001

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 25, 2001

/s/ WILLIAM B. ELLIS * William B. Ellis	Director	April 25, 2001

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 25, 2001

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 25, 2001

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 25, 2001

/s/ SHELDON B. LUBAR * Sheldon B. Lubar	Director	April 25, 2001

/s/ WILLIAM B. MARX , JR .* William B. Marx, Jr.	Director	April 25, 2001

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 25, 2001

/s/ ALFRED M. ZEIEN * Alfred M. Zeien	Director	April 25, 2001

/s/ RICHARD M. HOWE *Richard M. Howe	On April 25, 2001, as Attorney- in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

        As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 7 to Registration Statement No. 33-83798, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James M. Rodolakis
Counsel
Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

Exhibit 9	Opinion of and Consent of Counsel.

Exhibit 10(i)	Consent of Independent Auditors, Deloitte & Touche LLP.